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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K



    PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):June 30, 1996


                              CROWELL & CO., INC.
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             (Exact name of registrant as specified in its charter)



       GEORGIA                      0-7765                      58-1021933
       -------                      ------                      ----------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
   of incorporation)               File Number)              Identification No.)


432 SOUTH BELAIR ROAD, AUGUSTA, GA                                 30907
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(Address of Principal executive offices)                        (Zip Code)


Registrant's telephone number including area code:  (706) 855-1099
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                              CROWELL & CO., INC.

                                     INDEX


                                                                       PAGE

ITEM  5   Other Events  ...............................................  3
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                              CROWELL & CO., INC.


                             ITEM 5.  OTHER EVENTS


   On June 30, 1996 James W. Ivey, Jr., resigned as Vice President and Director of Crowell & Co., Inc. ("Crowell"). There were no disagreements between Crowell and Mr. Ivey that require disclosure as described under the directions of Item 6 of Form 8-K.

   On July 1, 1996, the Board of Directors of Crowell appointed O. Lamar Crowell, Jr. as a Director to fill the vacancy caused by the resignation of Mr. Ivey and elected Mr. Crowell as Vice President. Prior to appointment as a Director, Mr. Crowell served as President of Keystone Homes, Inc. ("Keystone"), a wholly owned subsidiary of Crowell. Mr. Crowell was also elected President and Director of Ivey Homes, Inc. ("Ivey"), a wholly owned subsidiary of Crowell, by the Board of Directors of Ivey. Mr. Crowell will serve as President of both Ivey and Keystone. Mr. Crowell is a son of the President of Crowell.





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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



   DATE  July 5, 1996              /s/  Mark L. Gilliam
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                                        Mark L. Gilliam as Vice President on
                                        Behalf of the registrant and as Chief
                                        Financial Officer